UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2026

Flagstar Bank, National Association
(Exact Name of Registrant as Specified in Charter)

United States of America	1-31565	38-2734984
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

102 Duffy Avenue,	Hicksville,	New York	11801
(Address of principal executive offices)
(516) 683-4100
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLG	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	FLG PRU	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock	FLG PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.02	Results of Operations and Financial Condition

On July 24, 2026, Flagstar Bank, National Association (the “Bank”) issued a press release reporting its financial results for the quarter ended June 30, 2026. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7.01	Regulation FD Disclosures

Beginning on July 24, 2026, the Bank intends to distribute and make available to investors, and to post on its website, the written presentation attached hereto as Exhibit 99.2.

Item 8.01	Other Events
'
On July 24, 2026, the Bank issued a press release announcing that its Board of Directors has authorized a common stock repurchase program under which the Bank may repurchase up to $250 million of its outstanding common stock over the next 12-month period.

Repurchases may be conducted through open-market purchases, which may include purchases under a trading plan adopted pursuant to Securities and Exchange Commission Rule 10b5-1, or through privately negotiated transactions. The timing and exact amount of any share repurchases will be subject to a variety of factors, including the availability of stock for repurchases, the Bank’s capital position and financial performance, regulatory considerations, and general market conditions. The share repurchase program does not obligate the Bank to acquire any specific number of shares and may be modified, suspended, or discontinued at any time without prior notice. Any future stock repurchase programs would be subject to the approval of the Board of Directors and other various factors, including the Bank’s liquidity, capital position and financial performance, accounting and regulatory considerations, and general market conditions.

A copy of the press release is attached as Exhibit 99.3 to this current report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 and Item 7.01 this Current Report on Form 8-K and the accompanying Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description of Exhibit
No.
99.1	Press release regarding Results of Operations and Financial Condition issued by the Bank on July 24, 2026
99.2	Written presentation to be distributed and made available to investors, and posted on the Bank's website, beginning July 24, 2026
99.3	Press release regarding repurchases issued by the Bank on July 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	July 24, 2026	FLAGSTAR BANK, NATIONAL ASSOCIATION

/s/ Salvatore DiMartino
Salvatore DiMartino
Executive Vice President and Director of Investor Relations